UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2012

Forrester Research, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-21433	04-2797789
(State or other jurisdiction of incorporation)	(Commission on File Number)	(IRS Employer Identification No.)

60 Acorn Park Drive, Cambridge, MA		02140
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (617) 613-6000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

The Company has entered into an agreement with Charles B. Rutstein, former Chief Operating Officer of the Company, who resigned as an officer, director and employee of the Company. The agreement provides for an aggregate payment of $369,480 to be paid to Mr. Rutstein in proportionate increments in accordance with the Company’s normal payroll practices during the one-year period beginning November 24, 2012, and incidental personal transition benefits.

Item 5.02 Departure of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)	See Item 1.01 above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned duly authorized.

Dated: November 27, 2012	FORRESTER RESEARCH, INC.

	By:	/s/ Gail S. Mann
Gail S. Mann
Chief Legal Officer and Secretary